                                                                    EXHIBIT 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICERS
  PURSUANT TO U.S.C. SEC. 1350 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

     Each of the undersigned officers of InkSure Technologies Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that the Annual Report for the fiscal year ended December 31, 2009 (the "Form
10-K") of the Company fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 26, 2010           /s/ Yaron Meerfeld
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                                  Yaron Meerfeld, Acting Chief Executive Officer

Date: February 26, 2010           /s/ Tzlil Peker
                                  -------------------
                                  Tzlil Peker, Chief Financial Officer